Exhibit 21—List of Subsidiaries

LaSalle Hotel Properties

LaSalle Hotel Operating Partnership

LHO Hollywood Financing, Inc. (QRS)

LHO New Orleans Financing, Inc.

LHO Financing, Inc.

LHO Hollywood LM, LP

LHO New Orleans LM, LP

LHO Financing Partnership I, LP

LHO Viking Hotel, LLC

LHO Harborside Hotel, LLC

LHO Mission Bay Hotel, LP

LHO San Diego Financing, LLC

LaSalle Washington One Lessee, Inc.

LaSalle Washington Two Lessee, Inc.

LaSalle Washington Three Lessee, Inc.

LaSalle Washington Four Lessee, Inc.

LHO Washington Five Lessee, LLC

LHO Washington Hotel One, LLC

LHO Washington Hotel Two, LLC

LHO Washington Hotel Three, LLC

LHO Washington Hotel Four, LLC

I&G Capital, LLC

LaSalle Hotel Lessee, Inc.

LHO Dallas One Lessee LLC

LHO Dallas Beverages, Inc.

LHO Bloomington One Lessee, LLC

LHO Leesburg One Lessee, Inc.

LHO Washington Hotel Six, LLC

LHO Washington Six Lessee, Inc.

LHO Indianapolis One Lessee, LLC

LHO Indianapolis Hotel One MM LLC

LHO Indianapolis Hotel One CMM Inc.

LHO Indianapolis Hotel One LLC

LHO Alexandria One, LLC

LHO Alexandria One Lessee, LLC

LHO Santa Cruz Hotel One, LLC

LHO San Diego Hotel One, LLC

LHO San Diego Hotel One, L.P.

LHO Santa Cruz Hotel One, L.P.

LHO San Diego One Lessee, Inc

LHO Santa Cruz One Lessee, Inc.

LHO Grafton Hotel, L.P.

LHO Grafton Hotel Lessee, Inc.

LHO Grafton Hotel, L.L.C.

LHO Onyx One Lessee, L.L.C.

LHO Onyx Hotel One, L.L.C.

LHO Badlands, LLC

LHO Badlands Lessee, LLC

LHO Le Parc, LLC

LHO Le Parc, LP

LHO Le Parc Lessee, Inc.

Westban Hotel Investors, LLC

LHO Backstreets, LLC

LHO Backstreets Lessee, LLC

LHO Tom Joad Circle DC Lessee

LHO Tom Joad Circle DC, LLC

LHO Mission Bay Rosie Hotel LLC

LHO Mission Bay Rosie Hotel, LP

LHO Mission Bay Rosie Lessee, Inc.

LHO Alexis Hotel, LLC

LHO Alexis Lessee, LLC

LHO Chicago River, LLC

LHO Chicago River Lessee, LLC

LHO Michigan Avenue Freezeout Lessee, LLC

LHO Michigan Avenue Freezeout, LLC

Lucky Town Burbank, LP

Lucky Town Burbank Lessee, Inc.

Lucky Town Burbank, LLC

NYC Serenade Lessee, LLC

NYC Serenade, LLC

Souldriver Lessee, Inc.

Souldriver, L.L.C.

Souldriver, L.P.

Modern Magic Member, LLC

Modern Magic Hotel, LLC

Magic Member Lessee, LLC

Modern Magic Hotel Lessee, LLC